                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 23, 2015

                               Sunrise Tours, Inc.

                        --------------------------------

             (Exact name of registrant as specified in its charter)

     Nevada                        333-199210                 90-1007098

----------------                ----------------           ------------------

(State or other                   (Commission               (IRS Employer

jurisdiction of                   File Number)            Identification No.)

incorporation)

Holderbuschweg, 46, Stuttgart, Germany

----------------------------------------------------------------

(Address of principal executive offices)

 70563

---------

(Zip Code)

Registrant's telephone number, including area code:   +4971112890992

                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]Written communications pursuant to Rule 425 under the Securities Act

   (17 CFR240.14d-2(b))

[_]Soliciting material pursuant to Rule 14a-12 under Exchange Act

   (17 CFR240.14a-12)

[_]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

   Act (17 CFR240.14d-2(b))

[_]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

   Act (17 CFR240.13e-4(c))

ITEM 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02-Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective February 23, 2015, Mr. Avgust Petrov replaces Mr. Alexander Karpetskiy as corporate Secretary, who has resigned in that capacity but remains a Director, President and Treasurer of the Company.

Avgust Petrov graduated from the Freie Universität Berlin (Germany), School of Business and Economics, Department of Information Systems. He obtained a master’s degree in 2010. From 2010 to current date he has been working as freelance software developer.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 23, 2015                       Sunrise Tours, Inc.

                                    By:  /s/ Alexander Karpetskiy

                                        -------------------------------------

                                             Alexander Karpetskiy, President